BullMark LatAm Select Leaders ETF
(BMLA)

(a series of Horizons ETF Trust I)

Supplement dated September 29, 2017 to

the Summary Prospectus dated February 28, 2017, as previously supplemented May 25, 2017

The Board of Trustees of Horizons ETF I (the “Trust”), on behalf of BullMark LatAm Select Leaders ETF (the “Fund”), upon the recommendation of the Fund’s adviser, Horizons ETF Management (US) LLC, approved the closing and liquidation of the Fund, with such liquidation to take place on October 13, 2017 (the “Liquidation Date”).

The last date for authorized participants to create units in the Fund will be October 13, 2017 and the last date to redeem shares will be on or before 4:00 PM ET on October 13, 2017.

The last day of trading for the Fund on The NASDAQ Stock Market (the “Cessation Date”) is expected to be October 13, 2017, after which the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of winding up its business affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all its liabilities, and liquidating and distributing its remaining assets to the shareholders of the Fund.

On or about the Liquidation Date, the Fund shall make to each shareholder of record as of the Cessation Date a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Fund, in the form of either the cash or cash equivalents into which the portfolio securities of the Fund were converted. The liquidation of the Fund will be a taxable event for shareholders that do not hold shares through tax-advantaged arrangements.

For more information, contact the Fund at 1-844-723-8637.

This Supplement and the existing Summary Prospectus dated February 28, 2017, as supplemented May 25, 2017, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus dated February 28, 2017, and prior supplement dated May 25, 2017, have been filed with the Securities and Exchange Commission, and are incorporated by reference.